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                                                                 EXHIBIT 23.2

                          [DELOITTE & TOUCHE LLP LOGO]
                       [DELOITTE & TOUCHE LLP LETTERHEAD]

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Automatic Data Processing, Inc. on Form S-4 of our report dated October 18, 1995, appearing in the Annual Report on Form 10-K of Sandy Corporation for the year ended August 31, 1995. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ Deloitte & Touche LLP

November 27, 1995